Annual Report

July 31, 1995


INVESCO
SMALL
COMPANY
FUND


A no-load fund seeking long-term capital growth.


INVESCO FUNDS

Market Overview                                                   August 1995
   The U.S. economy may be close to achieving the "soft landing" analysts have hoped for.
   Fearing the long-term, corrosive effects of inflation, the Federal Reserve Board actively sought to slow the U.S. economy in 1994. Over a period of 12 months, they doubled short-term interest rates.
   The plan may have worked. After impressive annualized growth rates of 6.3%, 3.3%, 3.8%, 3.4%, and 5.1% in consecutive quarters, GDP advanced just 2.7% during the first three months of 1995, and was estimated at 1.1% in the second quarter. Now that they've reined in the galloping expansion, the Fed will act to keep it at a sustainable trot. In July, they cut short-term interest rates by 0.25%, and further cuts may be made if additional stimulus is required.
   Given the advances in the U.S. equities markets in the first half of 1995, we're likely to see a period when the market "digests" its gains -- as technology stocks did in mid-July, for instance. However, we do not anticipate a significant setback in prices over the third and fourth quarters.
   International Highlights. With the Japanese economy stuck in low gear, the Nikkei Dow dropped severely in recent months. This proved to be a drag throughout the Pacific Basin. Markets now appear to be stabilizing and have the potential to move higher.
   In U.S. dollar terms, most European markets have gained, including Belgium, the Netherlands, Sweden, Switzerland, and the United Kingdom. Areas of strength generally have been in consumer staples, energy, and technology. Manufacturers of heavy equipment also have done well.
   The devaluation of the Mexican peso on 12/20/94 caused market turmoil throughout Latin America. Stock markets from Mexico City to Argentina declined sharply, but recently have rallied as Mexico has stabilized and the peso has rebounded from its lows.

Small Company Fund
   INVESCO Small Company Fund finished its fiscal year ended 7/31/95 with a total return of 21.64%. For comparison, the Russell 2000 Index of smaller-capitalization companies was up 24.33%, and the S&P 500 Index was up 25.99% in the same period. (Of course, past performance is no guarantee of future results.)*

                               Small Company Fund
                        Average Annualized Total Return
                                 as of 7/31/95*

                     1 year                        21.64%
                     ------------------------------------
                     Since inception (12/93)       10.97%
                     ------------------------------------

   Most of the fund's gains came in 1995, as the stock market enjoyed its strongest first and second quarters in many years. Following the timing of this general upturn, Small Company Fund was up 20.43% for the six-month period ended 7/31/95, compared to a total return of just 1.00% for the six-month period ended 1/31/95. (Of course, past performance is no guarantee of future results.)*

Graph:

   This line graph compares the value of a $10,000 investment in INVESCO Small Company Fund to the value of a $10,000 investment in the S&P 500 Index and the Russell 2000 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/93) through 7/31/95.

   The underperformance of the fund compared to the S&P 500 Index for the fiscal year ended 7/31/95 reflects the fact that large companies, such as those that make up the S&P 500, dominated stock market advances during much of the period. Stocks of small companies got off to a slower start, but by the end of July were closing the gap with the surging broad market indexes. Some analysts are hoping that small-cap stocks will lead a second rally to finish off the year.
   The recent rally in Small Company Fund was fueled to a large extent by finance and technology stocks, which comprised 19% and 13%, respectively, of the total portfolio as of 7/31/95.

Graph:            Small Company Fund Diversification
                  by Value of Total Net Assets as of 7/31/95

   This bar graph reflects the diversification of the Small Company Fund by value of total net assets in basic materials, capital goods and construction, consumer cyclical, consumer staples, energy, finance, technology, transportation and services, utilities and cash & equivalents for July 31, 1994, January 31, 1995 and July 31, 1995.

   The fund's performance shortfall compared to the Russell 2000 is largely a result of rapid asset growth. The fund's net assets more than tripled to $40.1 million as of 7/31/95, up from $13.6 million as of 1/31/95. Sudden growth can lead to a high level of cash or cash equivalents as dollars flow into the fund faster than the manager can invest them.

   During the second half of the fiscal year ended 7/31/95, the fund's cash component varied from 20% as of 12/31/94 to 4% as of 3/31/95. In an advancing market, a high level of cash in the fund lowers the performance of the fund relative to the index, which has no cash. Going forward, we expect to be as fully invested as possible.
   The philosophy of Small Company Fund is to buy the best stocks in a wide array of industries, as opposed to taking big stakes in selected sectors. Typically, the fund will hold more than 200 equities. As of 7/31/95, the fund owned 235 equities; our largest single holding represented just 2.06% of total net assets in the portfolio. Stocks are screened for certain characteristics that we associate with superior performance, such as low ratio of price to earnings. Candidates are subject to fundamental analysis first; industry sector and economic factors are secondary.
   Given our emphasis on diversification, we intend to keep industry allocations roughly consistent with those of the Russell 2000 Index. That means we will neither increase nor decrease significantly the weight given to technology, banking or other sectors. For this particular fund, we believe this approach will lower the risk of overweighting specific sectors and ultimately lead to superior results.
   As of 7/31/95, the fund's largest concentrations of equity holdings were in finance (19%), consumer cyclical (17%), and technology (13%). The four largest individual holdings were: Protective Life (insurance, 2.06%); J&L Specialty Steel (steel, 1.97%); CCB Financial (banking, 1.94%); and Sovereign Bancorp (savings & loan, 1.64%).
   The line graph on the previous page illustrates the value of a $10,000 investment in INVESCO Small Company Fund, plus reinvested dividends and capital gain distributions, for the period from inception (12/93) through 7/31/95.*
   The chart and other total return figures cited on the previous page reflect the fund's operating expenses, but the indexes do not have expenses, which would of course have lowered their performance. INVESCO Small Company Fund is managed by Bob Slotpole, senior vice president and director of equities, who has nearly two decades of investment experience. He earned an MBA from Stanford University, as well as a BS from the State University of New York at Buffalo. Before joining INVESCO in 1993, Bob was associated with First Boston and Lehman Brothers.

*Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The S&P 500 is an unmanaged index of common stocks considered representative of the broad market; the Russell 2000 is an unmanaged index representative of small- and medium-cap stocks.

INVESCO Diversified Funds, Inc. - Small Company Fund
Ten Largest Common Stock Holdings
July 31, 1995

Description                                            Value
--------------------------------------------------------------
Protective Life                                     $826,500
J&L Specialty Steel                                  787,650
CCB Financial                                        778,650
Sovereign Bancorp                                    657,400
Sterling Chemicals                                   614,900
Harnischfeger Industries                             551,025
Price Enterprises                                    545,200
Diamond Shamrock                                     520,000
Apple South                                          513,000
Smith International                                  494,700

Composition of holdings is subject to change.

INVESCO Diversified Funds, Inc. - Small Company Fund
Statement of Investment Securities
July 31, 1995

                                               Shares or
                                               Principal
Description                                    Amount             Value
-------------------------------------------------------------------------------
COMMON STOCKS   86.16%
ADVERTISING   1.36%
Grey Advertising                                   700          $130,900
True North Communications                       21,600           440,100
                                                               ------------
                                                                 571,000
                                                               ------------
AEROSPACE & DEFENSE   0.88%
Kaman Corp Class A                               6,100            73,962
Precision Castparts                              6,600           235,125
Rohr Inc*                                        4,100            60,475
                                                               ------------
                                                                 369,562
                                                               ------------
AGRICULTURAL   0.38%
DEKALB Genetics Class B                          3,700           158,175
                                                               ------------
AUTOMOBILE RELATED   1.03%
Borg-Warner Automotive                           5,300           172,250
Citation Corp*                                   3,800            66,500
Detroit Diesel*                                  5,500           117,562
Wabash National                                  1,900            75,287
                                                               ------------
                                                                 431,599
                                                               ------------
BANKING   5.58%
ALBANK Financial                                   600            16,650
CCB Financial                                   17,400           778,650
Centura Banks                                    2,500            77,187
City National                                    9,400           122,200
Deposit Guaranty                                 1,600            62,400
First Michigan Bank                              5,733           147,625
First Midwest Bancorp                            1,200            31,800
FirsTier Financial                                 300            11,250
Mark Twain Bancshares                            8,300           261,450
National Commerce Bancorp                        6,000           147,000
People's Bank                                    2,800            50,750
Peoples Heritage Financial Group                 5,000            93,125
Sumitomo Bank of California                      2,400            54,600
Summit Bancorp                                   7,500           182,812
Union Planters                                  10,700           303,612
                                                               ------------
                                                               2,341,111
                                                               ------------
BIOTECHNOLOGY   0.96%
Collagen Corp                                      700            12,600
Cor Therapeutics*                                  800             8,100
Gilead Sciences*                                 4,900            93,100
Immunex Corp*                                   20,700           289,800
                                                               ------------
                                                                 403,600
                                                               ------------

BROADCASTING   0.53%
Clear Channel Communications*                    2,700           180,563
United Video Satellite Group Class A*            1,300            43,225
                                                               ------------
                                                                 223,788
                                                               ------------
BUILDING & CONSTRUCTION RELATED   1.21%
Champion Enterprises*                            2,600            44,525
Granite Construction                             1,000            22,875
Jacobs Engineering Group*                        3,900            90,188
Medusa Corp                                      2,000            53,750
Oakwood Homes                                    5,900           178,475
Pulte Corp                                       4,400           118,250
                                                               ------------
                                                                 508,063
                                                               ------------
BUSINESS SERVICES   0.34%
Franklin Quest*                                  5,900           143,812
                                                               ------------
CHEMICALS   3.19%
Cytec Industries*                                1,900            97,137
First Mississippi                                2,300            78,487
Fuller (H B) Co                                    600            21,150
Geon Co                                         12,300           345,937
Rexene Corp*                                     1,000            13,000
Sterling Chemicals*                             57,200           614,900
Synetic Inc*                                     5,500           130,625
Terra Industries                                 2,900            38,425
                                                               ------------
                                                               1,339,661
                                                               ------------
COMPUTER RELATED   5.50%
Acxiom Corp*                                     6,200           151,900
ALANTEC Corp*                                      300            10,800
America Online                                   3,000           165,375
Auspex Systems*                                  1,700            21,675
Continuum Co*                                    3,000           109,125
Control Data Systems*                            1,500            14,437
Digital Link*                                    1,000            29,000
FTP Software*                                      600            17,400
Intergraph Corp*                                10,500           119,437
MTS Systems                                      1,700            48,025
Madge NV*                                        2,600            62,725
Mercury Interactive*                             3,100            77,500
Microchip Technology*                              800            30,800
National Data                                    6,000           153,000
Progress Software*                               3,200           180,000
Sequent Computer Systems*                       12,300           270,600
Sierra On-Line*                                  9,500           346,750
Synopsys Inc*                                    3,200           206,400
VeriFone Inc*                                    8,000           222,000
Wonderware Corp*                                   100             3,775
Zebra Technologies Class A*                      1,100            69,025
                                                               ------------
                                                               2,309,749
                                                               ------------
CONTAINERS   0.70%
West Co                                         10,100           292,900
                                                               ------------

CONTROL INSTRUMENTS   1.11%
Measurex Corp                                    9,000           272,250
Teleflex Inc                                     4,700           193,875
                                                               ------------
                                                                 466,125
                                                              ------------
COSMETICS & TOILETRIES   0.93%
Alberto Culver Class B                           1,900            57,475
Helene Curtis Industries                         7,300           208,962
Hydron Technologies                             31,400           121,675
                                                               ------------
                                                                 388,112
                                                               ------------
DIVERSIFIED COMPANIES   0.90%
ACX Technologies*                                2,800           139,650
Samsonite Corp*                                  9,000           238,500
                                                               ------------
                                                                 378,150
                                                               ------------
ELECTRICAL EQUIPMENT   0.61%
Baldor Electric                                  2,100            68,512
Itron Inc*                                       5,400           124,200
Plantronics Inc*                                 2,100            64,050
                                                               ------------
                                                                 256,762
                                                               ------------
ELECTRONICS   1.52%
Littelfuse Inc*                                  4,200           139,650
Mitel Corp*                                     25,700           147,775
Pioneer Standard Electronics                       900            24,075
SCI Systems*                                     8,700           232,725
Thermedics Inc*                                  4,600            92,000
                                                               ------------
                                                                 636,225
                                                               ------------
FINANCE RELATED   0.53%
Concord EFS                                      3,000            84,000
Robert Half International                        5,000           138,125
                                                               ------------
                                                                 222,125
                                                               ------------
FOOD PRODUCTS & BEVERAGES   0.73%
Cagle's Inc Class A                              4,400            72,050
Canandaigua Wine Class A*                          600            26,250
International Multifoods                         7,500           171,562
Ralcorp Holdings*                                1,600            36,800
                                                               ------------
                                                                 306,662
                                                               ------------
HEALTH CARE RELATED   2.68%
Apria Healthcare Group                           9,940           323,050
Community Psychiatric Centers                    4,500            57,375
Medaphis Corp*                                   8,200           207,050
OrNda Healthcorp*                                8,000           159,000
Surgical Care Affiliates                         2,300            43,700
Universal Health Services Class B*               5,000           158,750
Vencor Inc*                                      5,500           178,062
                                                               ------------
                                                               1,126,987
                                                               ------------

HOTELS   0.27%
Doubletree Corp*                                 1,400            31,850
Prime Hospitality*                               8,400            81,900
                                                               ------------
                                                                 113,750
                                                               ------------
HOUSEHOLD APPLIANCES   0.01%
Royal Appliance Manufacturing*                   1,200             4,200
                                                               ------------
INSURANCE   7.11%
Berkley (W R) Corp                              11,500           441,312
Liberty Financial                               17,700           457,987
Mutual Risk Management                          11,000           387,750
Orion Capital                                    3,750           156,094
Protective Life                                 28,500           826,500
Reliance Group Holdings                         40,900           265,850
Selective Insurance Group                        8,300           257,300
Vesta Insurance Group                            3,000           102,000
Washington National                              4,200            87,150
                                                            ------------
                                                               2,981,943
                                                            ------------
INVESTMENT BROKERS   0.15%
BHC Financial                                    3,500            63,875
                                                            ------------
JEWELRY   0.67%
Tiffany & Co                                     7,300           280,137
                                                            ------------
MACHINERY   3.98%
Duriron Co*                                     10,000           255,000
Giddings & Lewis                                 1,800            29,925
Harnischfeger Industries                        14,694           551,025
Kennametal Inc                                   6,100           224,938
Lawson Products                                 14,200           381,625
Regal Beloit                                    11,100           227,550
                                                               ------------
                                                               1,670,063
                                                               ------------
MEDICAL RELATED   4.27%
Acuson Corp*                                     4,900            56,350
AMSCO International*                             5,100            94,987
Ballard Medical Products                         9,500           135,375
Heart Technology*                                3,400            80,750
IDEXX Laboratories*                              7,000           215,250
Invacare Corp                                    4,300           189,200
Kinetic Concepts                                25,900           220,150
Nellcor Inc*                                     1,600            84,000
PhyCor Inc*                                      7,100           291,100
Quintiles Transnational*                         3,900           219,375
Target Therapeutics*                             2,100           105,000
Thermo Cardiosystems*                              600            23,100
Vivra Inc*                                       2,600            77,350
                                                               ------------
                                                               1,791,987
                                                               ------------
MEDICAL RELATED - DRUGS   1.84%
A L Pharma Class A                               1,700            31,450
Bergen Brunswig Class A                         17,700           382,763
Copley Pharmaceutical*                           2,100            39,113
Express Scripts Class A*                         1,300            56,550
Watson Pharmaceuticals*                          7,300           262,800
                                                               ------------
                                                                 772,676
                                                               ------------

METALS & MINING   0.62%
Agnico Eagle Mines                              16,100           217,350
Pittston Minerals Group                          1,500            15,750
TriMas Corp                                      1,300            26,650
                                                               ------------
                                                                 259,750
                                                               ------------
NURSING HOMES   0.12%
Hillhaven Corp*                                  1,700            49,087
                                                               ------------
OIL & GAS RELATED   4.52%
Cairn Energy USA*                                3,500            40,688
Camco International                              7,100           162,413
Castle Energy*                                   5,300            51,013
Chesapeake Energy*                               2,000            45,750
Diamond Shamrock                                20,000           520,000
Pogo Producing                                   1,300            28,763
Reading & Bates*                                16,800           168,000
Smith International*                            29,100           494,700
Sonat Offshore Drilling                          7,900           264,650
Tejas Gas*                                       1,210            63,525
Total Petroleum North America Ltd                4,900            56,963
                                                               ------------
                                                               1,896,465
                                                               ------------
PAPER & PAPER PRODUCTS   0.91%
Chesapeake Corp                                 11,600           382,800
                                                               ------------
POLLUTION CONTROL
  EQUIPMENT & SERVICES   0.52%
Lydall Inc*                                      3,600            88,200
Sanifill Inc*                                    1,900            62,463
TETRA Tech*                                      3,125            67,969
                                                               ------------
                                                                 218,632
                                                               ------------
PRINTING & PUBLISHING   2.57%
McClatchy Newspapers Class A                     5,000           109,375
Media General Class A                            8,300           282,200
Meredith Corp                                    6,600           189,750
Pulitzer Publishing                              3,625           172,641
Scholastic Corp*                                 4,900           322,175
                                                               ------------
                                                               1,076,141
                                                               ------------
REAL ESTATE RELATED   1.30%
Price Enterprises*                              37,600           545,200
                                                               ------------
RECREATION PRODUCTS & SERVICES   0.69%
Arctco Inc                                       2,850            33,131
Cobra Golf*                                      1,500            47,063
Hollywood Casino Class A*                        8,900            82,325
Scientific Games Holdings*                       4,100           127,612
                                                               ------------
                                                                 290,131
                                                               ------------
RETAIL    5.74%
Apple South                                     24,000           513,000
Applebee's International                         4,800           135,600
Baby Superstore*                                   600            28,650
Caseys General Stores                            3,500            70,438
Chefs International*                             7,300             3,650
CompUSA Inc*                                     5,300           183,512
Consolidated Stores*                             8,900           198,025

Department 56*                                   2,500           107,813
Eckerd Corp*                                       600            19,875
Fastenal Co                                      2,000            67,000
Gymboree Corp*                                   1,600            49,400
Haverty Furniture                                  900            10,575
Meyer (Fred) Inc*                                2,600            64,350
Musicland Stores*                                5,900            57,525
Pier 1 Imports                                  15,800           154,050
Smith's Food & Drug Centers Class B              5,800           112,375
Sports Authority*                                1,000            26,375
Stanhome Inc                                     6,400           205,600
Strawbridge & Clothier Class A                     400             7,500
Sun Television & Appliances                        600             4,313
Sunglass Hut International*                      3,400           137,700
Tech Data*                                      12,200           167,750
Waban Inc*                                       4,900            81,463
                                                               ------------
                                                               2,406,539
                                                               ------------
SAVINGS & LOAN   3.09%
California Federal Bank                          1,900            26,362
Charter One Financial                            1,200            31,050
Glendale Federal Bank FSB*                      17,700           243,375
Roosevelt Financial Group                        2,000            30,813
St Paul Bancorp                                  4,100           100,963
Sovereign Bancorp                               69,200           657,400
TCF Financial                                    4,100           208,075
                                                               ------------
                                                               1,298,038
                                                               ------------
SCHOOLS   0.03%
Kinder-Care Learning Centers*                      800            10,300
                                                               ------------
SEMICONDUCTOR EQUIPMENT   2.99%
Altron Inc*                                      2,250            61,312
Credence Systems*                                4,000           140,000
International Rectifier*                         6,600           264,000
Lattice Semiconductor*                           8,800           363,000
Silicon Valley Group*                            1,500            69,937
Ultratech Stepper*                               4,200           156,450
VLSI Technology*                                 2,900            85,913
Zilog Inc*                                       2,500           115,000
                                                               ------------
                                                               1,255,612
                                                               ------------
STEEL   3.25%
AK Steel Holding*                                3,300           100,238
Armco Inc*                                      10,000            66,250
J&L Specialty Steel                             35,600           787,650
Lukens Inc                                      13,100           411,013
                                                               ------------
                                                               1,365,151
                                                               ------------
TELECOMMUNICATIONS   2.66%
Allen Group                                      1,000            35,500
American Mobile Satellite*                      14,400           352,800
Interdigital Communications*                    65,700           451,687
LCI International*                               1,200            41,100
PictureTel Corp*                                 4,000           236,000
                                                               ------------
                                                               1,117,087
                                                               ------------

TEXTILES & APPAREL MANUFACTURERS   2.02%
Authentic Fitness*                               4,500            88,313
Belding Heminway Series A*                         877             4,714
Kellwood Co                                      1,400            27,300
Springs Industries Class A                      10,800           423,900
Warnaco Group Class A                           13,400           294,800
Westpoint Stevens*                                 400             8,550
                                                               ------------
                                                                 847,577
                                                               ------------
TRANSPORTATION   1.80%
Alaska Air Group*                                3,800            73,150
American Freightways*                            2,800            60,200
USA Truck*                                         600            $9,000
ValuJet Airlines*                               12,500           385,938
Wisconsin Central Transportation*                3,600           228,600
                                                               ------------
                                                                 756,888
                                                               ------------
UTILITIES   4.14%
Atmos Energy                                     1,900            38,000
Commonwealth Energy Systems                        700            25,813
MidAmerican Energy*                              7,056           102,312
New Jersey Resources                             1,400            33,250
Northwest Natural Gas                            1,700            53,550
ONEOK Inc                                        4,500           104,625
Piedmont Natural Gas                            13,200           262,350
Public Service of New Mexico*                   32,500           467,188
Rochester Gas & Electric                        21,300           431,325
Southwest Gas                                   12,000           177,000
Washington Gas Light                             2,400            43,800
                                                               ------------
                                                               1,739,213
                                                               ------------
WHOLESALE    0.22%
Bindley Western Industries                       3,400            53,125
Owens & Minor Holding                            2,850            40,613
                                                               ------------
                                                                  93,738
                                                               ------------
TOTAL COMMON STOCKS
  (Cost $32,694,055)                                          36,161,148
                                                               ------------
OTHER SECURITIES   0.00%
SAVINGS & LOAN   0.00%
California Federal Bank Goodwill Certificates
(Contingent litigation recovery participation
interest shrs which entitles the holder to receive
25.377745% of the net litigation recovery)*
(Cost $0)                                          190               950
                                                               ------------
SHORT-TERM INVESTMENTS --
   REPURCHASE AGREEMENTS   13.84%
Repurchase  Agreement with State Street
Bank & Trust Co dated 7/31/1995 due 8/1/1995
at 5.250%, repurchased at $5,810,847
(Collateralized  by US Treasury
Notes due 6/30/1996 at 6.000%,
value $5,928,578)
(Cost $5,810,000)                           $5,810,000         5,810,000
                                                               ------------
TOTAL INVESTMENT
  SECURITIES AT VALUE   100.00%
   (Cost $38,504,055)
   (Cost for Income Tax Purposes
   $38,525,185)                                             $ 41,972,098
                                                            ============


*  Security is non-income producing.

See Notes to Financial Statements

INVESCO Diversified Funds, Inc. - Small Company Fund
Statement of Assets and Liabilities
July 31, 1995


ASSETS
Investment Securities at Value~
  (Cost $38,504,055~)                                        $41,972,098
Cash  2,178
Receivables:
  Investment Securities Sold                                     919,683
  Fund Shares Sold                                                55,751
  Dividends and Interest                                          12,832
Prepaid Expenses and Other Assets                                 16,575
                                                            ------------
TOTAL ASSETS                                                  42,979,117
                                                            ------------
LIABILITIES
Payables:
  Distributions to Shareholders                                    4,229
  Investment Securities Purchased                              2,726,226
  Fund Shares Repurchased                                        149,529
Accrued Expenses and Other Payables                               28,065
                                                            ------------
TOTAL LIABILITIES                                              2,908,049
                                                            ------------
Net Assets at Value                                          $40,071,068
                                                            ============
NET ASSETS
Paid-in Capital*                                             $35,878,276
Accumulated Undistributed Net
   Investment Income                                               2,309
Accumulated Undistributed Net Realized Gain
   on Investment Securities                                      722,440
Net Appreciation of Investment Securities                      3,468,043
                                                            ------------
Net Assets at Value                                          $40,071,068
                                                            ============
Net Asset Value, Offering and Redemption
   Price per Share                                                $11.77
                                                                 =======

~ Investment securities at cost and value at July 31, 1995 include a repurchase agreement of $5,810,000.

* The Fund has 100 million authorized shares of common stock, par value of $0.01 per share, of which 3,403,624 were outstanding at July 31, 1995.

See Notes to Financial Statements

INVESCO Diversified Funds, Inc. - Small Company Fund
Statement of Operations
Year Ended July 31, 1995

INVESTMENT INCOME
INCOME
Dividends                                                       $219,618
Interest                                                         111,749
                                                            ------------
  TOTAL INCOME                                                   331,367
                                                            ------------
EXPENSES
Investment Advisory Fees                                         135,262
Transfer Agent Fees                                               14,764
Administrative Fees                                               12,705
Custodian Fees and Expenses                                        2,443
Directors' Fees and Expenses                                       7,637
Professional Fees and Expenses                                    17,647
Registration Fees and Expenses                                    40,641
Reports to Shareholders                                            3,283
Other Expenses                                                     2,720
                                                            ------------
  TOTAL EXPENSES                                                 237,102
Fees and Expenses Absorbed
  by Investment Adviser                                         (56,752)
                                                            ------------
  NET EXPENSES                                                   180,350
                                                            ------------
NET INVESTMENT INCOME                                            151,017
                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities                       800,723
Change in Net Appreciation
  of Investment Securities                                     3,762,809
                                                            ------------
NET GAIN ON INVESTMENT SECURITIES                              4,563,532
                                                            ------------
Net Increase in Net Assets from Operations                    $4,714,549
                                                            ============

See Notes to Financial Statements

INVESCO Diversified Funds, Inc. - Small Company Fund
Statement of Changes in Net Assets


                                               Year              Period
                                               Ended             Ended
                                               July 31           July 31
                                            ------------      ------------
                                                1995              1994
                                                                 (NOTE 1)

OPERATIONS
Net Investment Income                         $151,017          $ 83,687
Net Realized Gain (Loss) on
   Investment Securities                       800,723          (78,283)
Change in Net Appreciation
   (Depreciation) of Investment
  Securities                                 3,762,809         (294,766)
                                          ------------      ------------
NET INCREASE (DECREASE)
   IN NET ASSETS FROM
   OPERATIONS                                4,714,549         (289,362)
                                          ------------      ------------
DIVIDENDS TO SHAREHOLDERS
   FROM NET INVESTMENT INCOME                (206,316)          (26,079)
                                          ------------      ------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares               42,475,361        18,609,570
Reinvestment of Distributions                  182,674            23,472
                                          ------------      ------------
                                            42,658,035        18,633,042
Amounts Paid for Repurchases
   of Shares                              (20,569,337)       (4,943,464)
                                          ------------      ------------
NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS             22,088,698        13,689,578
                                          ------------      ------------
Total Increase in Net Assets                26,596,931        13,374,137
NET ASSETS
Initial Subscription (Note 1)                        0           100,000
Beginning of Period                         13,474,137                 0
                                          ------------      ------------
End of Period (Including
   Accumulated Undistributed
   Net Investment Income of
   $2,309 and $57,608, respectively)      $ 40,071,068      $ 13,474,137
                                          ============      ============

FUND SHARE TRANSACTIONS
Initial Subscription (Note 1)                        0            10,000
Shares Sold                                  3,982,583         1,863,062
Shares Issued from Reinvestment
   of Distributions                            16,914              2,405
                                          ------------      ------------
                                             3,999,497         1,875,467
Shares Repurchased                         (1,977,122)         (494,218)
                                          ------------      ------------
Net Increase in Fund Shares                  2,022,375         1,381,249
                                          ============      ============


See Notes to Financial Statements

INVESCO Diversified Funds, Inc.- Small Company Fund
Notes to Financial Statements
NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Diversified Funds, Inc. (the "Fund"), a Maryland Corporation, was incorporated on April 2, 1993, and consists of Small Company Fund, which commenced operations on December 1, 1993. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sale price in the market where such securities are primarily traded. If last sale prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
      If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors.
      Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or at market value if maturity is greater than 60 days.
B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest.
C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount is recorded on the accrual basis. Cost is determined on the specific identification basis.
D. FEDERAL AND STATE TAXES -- The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
      Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended July 31, 1995, 100.00% qualified for the dividends received deduction available to the Fund's corporate shareholders.
E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by captital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for nontaxable dividends, net operating losses, expiring capital loss carryforwards. As of July 31, 1995, there were no such differences.
NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.75% of average net assets.
   In accordance with a Sub-Advisory Agreement between IFG and INVESCO Management & Research, Inc. ("IMR"), an affiliate of IFG, investment decisions of the Fund are made by IMR. Fees for such sub-advisory services are paid by IFG.
   In accordance with an Administrative Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting, and clerical services. The fee is accrued daily and paid monthly.

   IFG receives a transfer agent fee at an annual rate of $14.00 per shareholder account, or per participant in an omnibus account. IFG may pay such fee for participants in omnibus accounts to affiliates or their parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
   IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by the Fund. NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended July 31, 1995, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $31,286,667 and $12,417,676, respectively. There were no purchases or sales of U.S. Government Securities.
NOTE 4 -- APPRECIATION AND DEPRECIATION. At July 31, 1995, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $4,274,904 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $827,991 resulting in net appreciation of $3,446,913. NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or IMR.
   The Fund has adopted an unfunded noncontributory defined benefit pension plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 25% of the retainer fee at the time of retirement. Pension expenses for the year ended July 31, 1995, included in Director's Fees and Expenses in the Statement of Operations were $310. Unfunded accrued pension costs of $520 and pension liability of $830 are included in prepaid expenses and accrued expenses, respectively, in the Statement of Assets and Liabilities.

INVESCO Diversified Funds, Inc. - Small Company Fund
Financial Highlights
 (For a Fund Share Outstanding throughout Each Period)



                                               Year            Period
                                               Ended           Ended
                                               July 31         July 31
                                           ------------      ------------
                                                1995             1994^
                                                               (NOTE 1)
PER SHARE DATA
Net Asset Value -- Beginning of Period         $  9.76            $10.00
                                          ------------      ------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                             0.05              0.06
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                 2.05            (0.28)
                                          ------------      ------------
Total from Investment Operations                  2.10            (0.22)
                                          ------------      ------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income              0.09              0.02
                                          ------------      ------------
Net Asset Value -- End of Period               $ 11.77             $9.76
                                          ============      ============

TOTAL RETURN                                    21.64%          (2.21%)*

RATIOS
Net Assets -- End of Period ($000 Omitted)    $40,071            $13,474
Ratio of Expenses to Average Net Assets#         1.00%            1.00%~
Ratio of Net Investment Income to
  Average Net Assets#                            0.84%            1.20%~
Portfolio Turnover Rate                            73%             55% *

^ From December 1, 1993, commencement of operations, to July 31, 1994.

* These amounts are based on operations for the period shown and, accordingly, are not representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the year ended July 31, 1995 and for the period ended July 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.32% and 1.64% (annualized), respectively, and ratio of net investment income to average net assets would have been 0.52% and 0.56% (annualized), respectively.

~  Annualized

Report of Independent Accountants


To the Board of Directors and Shareholders of INVESCO Diversified Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Small Company Fund (constituting the INVESCO Diversified Funds, Inc., hereafter referred to as the "Fund") at July 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1995 by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.




Price Waterhouse LLP

Denver, Colorado
September 1, 1995

INVESCO FUNDS

To receive general information and prospectuses on any of INVESCO's funds or retirement plans, or to obtain current account or price information,

Call toll-free:  1-800-525-8085

To reach PAL(R), your 24-hour Personal
Account Line, call:  1-800-424-8085

Or write to:
INVESCO Funds Group, Inc., Distributor
Post Office Box 173706
Denver, Colorado  80217-3706

This information must be preceded or accompanied by an effective prospectus.